UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

HQDA ELDERLY LIFE NETWORK CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52417	98-1225287
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8780 Valley Blvd., Suite J

Rosemead, California 91770

(626) 877-8187

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

HARTFORD RETIREMENT NETWORK CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HQDA	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “HQDA,” and “our” refer to HQDA Elderly Life Network Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 8-Other Events

Item 8.01 Other Events

On May 1, 2020, a lawsuit was filed against the Company and Shanghai Hongfu Health Management Co. Ltd., one of HQDA’s subsidiaries, by Shanghai Qiao Hong Real Estate, Ltd and its subsidiaries (the “Plaintiff”) for breach of contract and non-payment of an installment pursuant to an Asset Purchase Agreement entered into between the Company and the Plaintiff on April 2, 2019. The Plaintiff is alleging damages of RMB 76,654,000 (approximately $10,842,150). The lawsuit was filed in a District Court in Shanghai, China. The Company intends to vigorously defend this action. The lawsuit is in its preliminary stages and as of this date there has been no discovery initiated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2020

HQDA Elderly Life Network Corp.

By:	/s/ Jimmy Zhou
Jimmy Zhou, CFO